VANGUARD(R) PENNSYLVANIA TAX-EXEMPT FUNDS
SEMIANNUAL REPORT * MAY 31, 2002

BOND

[PHOTO OF SHIP]

[THE VANGAURD GROUP(R) LOGO]

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

CONTENTS

Letter from the Chairman                                  1
Report from the Adviser                                   5
Fund Profiles                                             8
Glossary of Investment Terms                             10
Performance Summaries                                    11
Financial Statements                                     13

SUMMARY

* The Vanguard Pennsylvania Tax-Exempt Funds earned six-month total returns that were ahead of those of their average peers.

* Prices of short- and intermediate-term municipal bonds rose slightly during the fiscal half-year as interest rates inched downward.

* Though bonds posted only modest returns for the six months, their results were far better than the -3.4% return of the broad stock market.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

VANGUARD(R) PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND earned a modest total return of 2.8% during the first half of its 2002 fiscal year. As you can see in the table below, for the six months ended May 31, 2002, your fund's total return (capital change plus reinvested distributions) topped those of its average peer and a broad measure of the municipal bond market.

     VANGUARD(R) PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUNd also outperformed its average peer during the period. The fund's net asset value remained at $1 per share, as was expected but not guaranteed. The components of the total return for each fund are presented in the table on page 4.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                    MAY 31, 2002
--------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                          0.7%
  (SEC 7-Day Annualized Yield: 1.38%)
Average Pennsylvania Tax-Exempt Money Market Fund*                          0.5
--------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND
  Investor Shares                                                           2.8%
  Admiral Shares                                                            2.8
Average Pennsylvania Municipal Debt Fund*                                   2.0
Lehman Municipal Bond Index                                                 2.6
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     On May 31, the yield of the Long-Term Tax-Exempt Fund (Investor Shares) stood at 4.23%, up from 4.09% at the end of November 2001; the Tax-Exempt Money Market Fund's yield was 1.38%, down from 1.67%.

     For Pennsylvania residents, income earned by the funds is exempt from federal and state income taxes, but may be subject to local taxes and to the federal alternative minimum tax. That means that for taxpayers in the highest federal income tax bracket, the taxable equivalent yields were about 7.09% for the Long-Term Tax-Exempt Fund and about 2.31% for the Tax-Exempt Money Market Fund.

THE ECONOMY'S EXPANSION RESTRAINED BOND RETURNS

An economic recovery took hold in the United States during early 2002, but it appears as though the growth will not result in higher short-term interest rates--at least for now. The Federal Reserve Board indicated that an "accommodative" monetary policy, characterized by low short-term interest rates, was appropriate in light

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INVESTOR SHARES
The class most commonly purchased.

ADMIRAL(TM) SHARES
A lower-cost class of shares available to longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

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MARKET BAROMETER                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2002
                                                --------------------------------
                                                   SIX          ONE         FIVE
                                                MONTHS         YEAR       YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                       2.3%         8.1%         7.6%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index               3.0          6.6          6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        0.9          2.6          4.7
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  -4.9%       -13.3%         6.4%
Russell 2000 Index (Small-caps)                   6.5         -0.5          6.4
Wilshire 5000 Index (Entire market)              -3.4        -11.8          6.0
MSCI EAFE Index (International)                   3.1         -9.6          0.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                              1.4%         1.2%         2.3%
--------------------------------------------------------------------------------
*Annualized.

of rising unemployment and continuing economic uncertainty. However, the bond market apparently expects that growth will mean higher rates down the road: From November 30, 2001, to May 31, 2002, the yield of the 10-year U.S. Treasury note-- a rate controlled by the market, not the Fed--rose 30 basis points (0.30 percentage point) to 5.05%.

     Bond prices declined as rates rose, but interest income offset the drop, providing investors with modestly positive total returns for the six months. The Lehman Brothers Aggregate Bond Index, a proxy for the broad investment-grade bond market, returned 2.3%. Despite some high-profile blowups in the telecommunications sector, corporate bonds provided modestly higher returns than U.S. Treasury securities with comparable maturities.

IN THE MUNI MARKET, MOST YIELDS DIPPED

Among tax-exempt municipal bonds, yields of short- and intermediate-term securities inched lower while yields of long-term bonds rose slightly. Yields of top-grade, 2-year municipal securities fell 8 basis points to 2.27% and yields of 10-year notes dipped 4 basis points to 4.16%. The 30-year muni bond yielded 5.17% on May 31, up 11 basis points from its starting point on November 30, 2001.

     Municipal bonds generally outperformed U.S. Treasury securities during the six months. However, as a result of the rise in Treasury yields and the slight declines in short- and intermediate-term muni yields, municipal bonds were not as attractive relative to Treasuries at the end of the fiscal half-year as they were at the beginning. On May 31, the 10-year municipal bond, whose interest income is exempt from federal income taxes, offered a yield that was equal to about 82% of the yield of the fully taxable 10-year U.S. Treasury note--still a great value for most investors. (The ratio was even higher, about 88%, at the end of November 2001.)

     See the Report from the Adviser on page 5 for more details on the municipal bond market.

STOCKS STAYED WEAK

During the past six months, weak corporate earnings and lingering concern about the integrity of financial statements obscured the good news about the economy's quick rebound from the 2001 recession. U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -3.4% as investors focused on the negative.

     Large, previously top-performing companies, such as Intel and Cisco Systems, were hit especially hard. Corporate America continued to cut back on capital spending, particularly on the big-dollar technology investments that fueled much of the late-1990s boom. As profits shrank, stock valuations pulled back, a pattern that has prevailed since the bursting of the growth-stock bubble in March 2000.

     During the six months ended May 31, the stock market's best performers were small stocks with value characteristics. As a group, these stocks returned 16.4%, as measured by the Russell 2000 Value Index. Value stocks held up better, both because these shares had not been priced for the most optimistic scenarios and because many of these stocks represent basic industries, such as commodities producers, that thrive in the early stages of an economic recovery.

     Natural-resource and basic-processing industries have enjoyed an especially favorable climate in 2002. During the first quarter, more than half of the 6.1% annualized growth in U.S. real gross domestic product derived from additions to inventory, rather than final sales to consumers--a boon to the companies that supply the raw materials for goods to be finished farther up the production line.

YOUR FUNDS OUTPACED THEIR PEERS

As noted earlier, the Pennsylvania Long-Term Tax-Exempt Fund's total return of 2.8% for the fiscal half-year topped that of its average peer. The fund's Investor Shares earned an income return of 2.5%, which was augmented by a 0.3% capital return.

     A six-month return, of course, does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2002, the Long-Term Tax-Exempt Fund Investor Shares earned a total return of 6.8%, consisting of an income return of 5.1% and a capital return of 1.7%.

     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator of a bond fund's performance--though it is a far-from-perfect measure--is the fund's yield, currently about 4.2% for the Long-Term Tax-Exempt Fund.

     Our funds are aided in their quest to achieve superior performance by the skilled investment management of Vanguard's Fixed Income Group, which oversees all of our municipal bond funds,

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YOUR FUNDS ARE AIDED IN THEIR QUEST TO ACHIEVE  SUPERIOR  PERFORMANCE BY SKILLED
INVESTMENT MANAGEMENT AND LOW COSTS.
--------------------------------------------------------------------------------
and by our significant cost advantage over competing funds. Our Long-Term Tax-Exempt Fund's Investor Shares and our Tax-Exempt Money Market Fund have annualized expense ratios (expenses as a percentage of average net assets) of 0.17% and 0.16%, respectively, or $1.70 and $1.60 per $1,000 invested. This is far below the 1.15% charged by the average Pennsylvania municipal tax-exempt fund and the 0.62% charged by the average Pennsylvania tax-exempt money market fund, according to Lipper Inc. (The Admiral Shares of our Long-Term Tax-Exempt Fund have an expense ratio of 0.12%.) Low costs are an especially powerful force in bond investing because the expenses incurred by a fund directly reduce the income paid by the fund. And because managers of funds with similar mandates choose from a similar pool of securities, differences in costs often translate into differences in total returns.

THE VALUE OF BONDS ENDURES

Though the popularity of bonds has risen as the stock market has fallen, it's important to understand that the value of holding a portion of your portfolio in fixed income investments does not fluctuate with the fortunes of stocks. We believe that bond funds and money market funds--particularly those that are exempt from federal and state taxes--are valuable in any kind of market. That is why we will always recommend that investors build and maintain investment programs with an appropriate combination of stock, bond, and money market funds.

     We thank you for your confidence in our approach and for entrusting your money to us.


Sincerely,



/S/ John J. Brennan
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER                               JUNE 11, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: NOVEMBER 30, 2001-MAY 31, 2002

                                                      DISTRIBUTIONS PER SHARE
                                    STARTING       ENDING      INCOME    CAPITAL
                                 SHARE PRICE  SHARE PRICE   DIVIDENDS      GAINS
--------------------------------------------------------------------------------
Vanguard Pennsylvania Tax-Exempt
  Money Market Fund                   $ 1.00       $ 1.00      $0.007     $0.000
--------------------------------------------------------------------------------
Vanguard Pennsylvania Long-Term
  Tax-Exempt Fund
    Investor Shares                   $11.36       $11.35      $0.279     $0.040
    Admiral Shares                     11.36        11.35       0.282      0.040
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

During the six months ended May 31, 2002, Vanguard Pennsylvania Long-Term Tax-Exempt Fund and Vanguard Pennsylvania Tax-Exempt Money Market Fund provided positive returns that outpaced the results of their average peers. Overall, the increasing signs of economic recovery pushed U.S. Treasury bond prices lower during the fiscal half-year. However, yields of short- and intermediate-term municipal securities dipped as their prices rose.

THE U.S. ECONOMY RECOVERED

The economic picture during the first half of the funds' 2002 fiscal year was considerably brighter than in the previous 12 months.

     The U.S. economy surged during the later stages of the semiannual period. In the first three months of 2002, real gross domestic product grew at an annual rate of 6.1%, well ahead of the 1.7% growth rate in fourth-quarter 2001 (not to mention the -1.3% contraction in the quarter before that). However, we note that U.S. consumers have essentially been carrying the rest of the economy on their backs. Spending continued at a terrific pace during the half-year as the wave of earlier home refinancings put extra cash into Americans' pockets.

     It's important to note that during the six months that ended on May 31, the nation and the financial markets were still dealing with the horrible events of September 11. The bond market, in particular, was affected by the intense interest in the safety offered by U.S. Treasury securities. Treasury prices soared immediately after the terrorist attacks but tailed off somewhat during the ensuing months as signs of economic growth emerged.

     As mentioned above, the most interesting aspect of the strong first-quarter economic growth was the remarkable spending stamina demonstrated by the American populace. Throughout the (relatively brief) recession, the U.S. consumer never blinked. People kept right on spending despite massive equity market losses, widespread layoffs, and a reportedly sharp drop in consumer confidence that was triggered by the terrorist attacks.

     Overall, the economy appeared to be digging out of the recession, as the slowdown in inventory cutbacks added strongly to growth. However, we believe that the recovery may not be quite as rapid as some market participants expect. In fact, we see at least two factors arguing for a more modest rebound: the reduced

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Pennsylvania income taxes by investing in high-quality securities issued by Pennsylvania state, county, and municipal governments.

--------------------------------------------------------------------------------
level of business investment and the probability that consumer spending cannot continue at such a torrid pace.

     Of course, the economic environment affected the level of interest rates during the half-year. The recession and the tragic events of September 11 prompted the Federal Reserve Board to reduce its target for short-term interest rates to 1.75%--a four-decade low. However, the Fed seems in no hurry to increase short-term interest rates, even in light of the seemingly positive economic news. With inflation well in check--companies have little pricing power, and commodity prices are low--the Fed can afford to keep rates low without fearing that economic growth will trigger higher prices anytime soon.

MUNICIPAL BONDS PERFORMED WELL

The impact of the recession on many municipalities has lingered, despite the recent economic improvement. To fill budget gaps caused by lower tax receipts, state and local governments have used a variety of tactics. They have:

* Securitized tobacco settlement payments (essentially trading the rights to future payments for cash now). So far, Pennsylvania has not chosen to take this action.

*    Cut spending.

*    Curtailed planned income-tax reductions.

     As shown in the table below, yields of short- and intermediate-term municipal bonds dipped during the six months. However, Treasury yields generally rose, and this widening spread made munis somewhat less attractive to investors with taxable accounts than they were six months ago. Two-year municipal bonds, which provided about 83% of the yield of a comparable Treasury security at the end of the 2001 fiscal year, offered about 71% of the Treasury yield as of May
31. Longer-term municipal bonds also offered less relative to Treasuries than they had on November 30, 2001, but these munis still provided about 93% of the 30-year bond's yield as of May 31.

--------------------------------------------------------------------------------
MUNICIPAL BOND YIELDS
                                                                          CHANGE
MATURITY                    MAY 31, 2002      NOV. 30, 2001       (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                            2.27%              2.35%                   -8
5 years                             3.31              3.40                    -9
10 years                            4.16              4.20                    -4
30 years                            5.17              5.06                   +11
--------------------------------------------------------------------------------
Source: The Vanguard Group.

     Nationally, issuance of municipal bonds through the first five months of 2002 was about 14% higher than a year earlier. In Pennsylvania, the supply of municipal debt that came to the market through May was ahead of last year's pace by about 30%.

     Though municipal bonds are not quite as attractive relative to Treasuries as they were six months ago, we believe that munis still represent good value. In fact, for investors in the top federal income tax bracket, the 4.16% yield of a 10-year municipal bond on May 31 was equivalent to a yield of about 6.78% for a fully taxable 10-year U.S. Treasury note. (The yield of the 10-year Treasury on May 31 was 5.05%.) This "extra" after-tax income represents a significant advantage for muni investors.

OUR PLEDGE TO OUR SHAREHOLDERS

Our dedication to sound investment-management principles and low costs has helped us to build an impressive performance record, both in the past six months and over the lifetimes of our funds. We fully expect that our time-tested investment philosophy will continue to work to the benefit of each of our shareholders.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Christopher W. Alwine, Principal
VANGUARD FIXED INCOME GROUP

June 17, 2002

FUND PROFILE                                                  AS OF MAY 31, 2002
  FOR PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND

This profile provides a snapshot of the fund's characteristics. Key terms are defined on page 10.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

Yield                                                                       1.4%
Average Maturity                                                         25 days
Average Quality                                                            MIG-1
Expense Ratio                                                             0.16%*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

MIG-1/SP-1+                                                                60.4%
A-1/P-1                                                                    34.5
AAA/AA                                                                      4.9
A                                                                           0.2
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

FUND PROFILE AS OF MAY 31, 2002

FOR PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 10.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                          Lehman
                                                                 Fund     Index*
--------------------------------------------------------------------------------
Number of Issues                                                  416     43,314
Yield                                                                       4.3%
  Investor Shares                                                4.2%
  Admiral Shares                                                 4.3%
Yield to Maturity                                                4.3%         --
Average Coupon                                                   4.9%       5.3%
Average Maturity                                            8.7 years 13.9 years
Average Quality                                                   AAA        AA+
Average Duration                                            6.3 years  7.8 years
Expense Ratio                                                                 --
  Investor Shares                                             0.17%**
  Admiral Shares                                              0.12%**
Cash Investments                                                 0.8%         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

AAA                                                                        91.2%
AA                                                                          4.0
A                                                                           4.0
BBB                                                                         0.8
BB                                                                          0.0
B                                                                           0.0
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality          High
Average Maturity        Long
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                          Lehman
                                                                 Fund     Index*
--------------------------------------------------------------------------------
R-Squared                                                        0.98       1.00
Beta                                                             1.11       1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                                               12.2%
1-5 Years                                                                  10.4
5-10 Years                                                                 49.2
10-20 Years                                                                21.1
20-30 Years                                                                 6.8
Over 30 Years                                                               0.3
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------


                                                           (PICTURE OF COMPUTER)
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*Lehman Municipal Bond Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD  TO  MATURITY.  The  rate of  return  an  investor  would  receive  if the
securities   held   by   a   fund   were   held   to   their   maturity   dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES                                         AS OF MAY 31, 2002

All of the data on this page and the following page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1991-MAY 31, 2002
--------------------------------------------------------------------------------
                  PENNSYLVANIA TAX-EXEMPT                         AVERAGE
                     MONEY MARKET FUND                              FUND*
FISCAL                      TOTAL                                   TOTAL
YEAR                       RETURN                                  RETURN
--------------------------------------------------------------------------------
1992                         3.0%                                    2.9%
1993                         2.4                                     2.2
1994                         2.6                                     2.4
1995                         3.7                                     3.5
1996                         3.4                                     3.1
1997                         3.5                                     3.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  PENNSYLVANIA TAX-EXEMPT                         AVERAGE
                     MONEY MARKET FUND                              FUND*
FISCAL                      TOTAL                                   TOTAL
YEAR                       RETURN                                  RETURN
--------------------------------------------------------------------------------
1998                         3.3%                                    3.0%
1999                         3.1                                     2.7
2000                         3.9                                     3.6
2001                         2.9                                     2.5
2002**                       0.7                                     0.5
--------------------------------------------------------------------------------
*Average Pennsylvania Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
**Six months ended May 31, 2002.
Note: See Financial Highlights table on page 31 for dividend information.
SEC 7-Day Annualized Yield (5/31/2002): 1.38%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                 TEN YEARS
                                                  ONE  FIVE --------------------
                                INCEPTION DATE   YEAR YEARS CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
Pennsylvania Tax-Exempt
  Money Market Fund                  6/13/1988  2.19% 3.20%   0.00%  3.10% 3.10%
--------------------------------------------------------------------------------

PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1991-MAY 31, 2002
--------------------------------------------------------------------------------
                        PENNSYLVANIA LONG-TERM
                     TAX-EXEMPT FUND INVESTOR SHARES                     LEHMAN*
FISCAL             CAPITAL       INCOME       TOTAL                        TOTAL
YEAR                RETURN       RETURN      RETURN                       RETURN
--------------------------------------------------------------------------------
1992                  5.0%         6.7%       11.7%                        10.0%
1993                  5.8          6.1        11.9                         11.1
1994                -10.7          5.3        -5.4                         -5.2
1995                 12.0          6.5        18.5                         18.9
1996                  0.2          5.6         5.8                          5.9
1997                  0.7          5.5         6.2                          7.2
--------------------------------------------------------------------------------
*Lehman Municipal Bond Index.
**Six months ended May 31, 2002.
Note: See Financial Highlights tables on pages 32 and 33 for dividend and capital gains information.

--------------------------------------------------------------------------------
                       PENNSYLVANIA LONG-TERM
                     TAX-EXEMPT FUND INVESTOR SHARES                     LEHMAN*
FISCAL             CAPITAL       INCOME       TOTAL                        TOTAL
YEAR                RETURN       RETURN      RETURN                       RETURN
--------------------------------------------------------------------------------
1998                  2.1%         5.5%        7.6%                         7.8%
1999                 -6.7          5.0        -1.7                         -1.1
2000                  3.1          5.8         8.9                          8.2
2001                  3.5          5.3         8.8                          8.8
2002**                0.3          2.5         2.8                          2.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and exchange commission rules require that we provide this information.

                                                                 TEN YEARS
                                                  ONE  FIVE --------------------
                                INCEPTION DATE   YEAR YEARS CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
Pennsylvania Long-Term Tax-Exempt Fund
  Investor Shares                     4/7/1986  3.71% 6.02%   1.07%  5.65% 6.72%
  Admiral Shares                     5/14/2001  4.40*    --      --     --    --
--------------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS
  MAY 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                            COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.1%)
-------------------------------------------------------------------------------------------------------------------
Allegheny County PA Higher Educ. Auth. Rev.
  (Washington & Jefferson College) VRDO                               1.45%      6/6/2002LOC      15,500     15,500
Allegheny County PA Higher Educ. Building Auth.
  (Carnegie Mellon Univ.) VRDO                                        1.60%         6/4/2002      64,250     64,250
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Presbyterian Univ. Health System) VRDO                             1.45%      6/6/2002LOC       8,600      8,600
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Presbyterian Univ. Health System) VRDO                             1.45%      6/6/2002(1)      56,780     56,780
Allegheny County PA IDA Rev. (Duquesne Light Co.) VRDO                1.50%      6/5/2002(2)      31,500     31,500
Allegheny County PA IDA Rev.
  (Western PA School for Blind Children) PUT                          4.00%         7/1/2002      15,000     15,017
Allegheny County PA TRAN                                              2.00%       12/20/2002      30,000     30,076
Beaver County PA IDA (Duquesne Light Co.) CP                          1.45%     7/31/2002(2)      43,500     43,500
Beaver County PA IDA PCR (Duquesne Light Co.) VRDO                    1.40%      6/5/2002(2)      18,000     18,000
Beaver County PA IDA PCR (Duquesne Light Co.) VRDO                    1.55%      6/5/2002(2)      25,000     25,000
Bethlehem PA Area School Dist. GO TOB VRDO                            1.45%     6/5/2002(3)*      19,800     19,800
Central Bucks PA School Dist. VRDO                                    1.46%      6/6/2002(3)      13,150     13,150
Chester County PA IDA (Archdiocese of Philadelphia) VRDO              1.60%      6/4/2002LOC       1,500      1,500
Cumberland County PA Muni. Auth. College Rev.
  (Dickinson College) PUT                                             2.10%     11/1/2002LOC      10,250     10,250
Cumberland County PA Muni. Auth. College Rev.
  (Dickinson College) PUT                                             2.10%     11/1/2002(2)       7,305      7,305
Dallastown Area School Dist. York County PA GO VRDO                   1.46%      6/6/2002(3)      18,475     18,475
Daniel Boone PA Area School Dist. GO VRDO                             1.40%      6/6/2002(2)      10,000     10,000
Dauphin County PA General Auth. Hosp. Rev.
  (Reading Hosp. & Medical Center) VRDO                               1.35%         6/5/2002      12,665     12,665
Delaware County PA Auth. Univ. Rev. (Villanova Univ.) VRDO            1.25%      6/6/2002LOC       7,525      7,525

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                            COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Delaware County PA Hosp. Auth. Rev.
  (Crozer-Chester Medical Center) VRDO                                1.40%      6/6/2002LOC      10,000     10,000
Delaware County PA Hosp. Auth. Rev.
  (Crozer-Chester Medical Center) VRDO                                1.63%      6/5/2002LOC       4,600      4,600
Delaware County PA IDA Airport Fac.
  (United Parcel Service) VRDO                                        1.50%         6/4/2002      56,795     56,795
Delaware County PA IDA PCR (BP Exploration & Oil) VRDO                1.55%         6/4/2002      10,750     10,750
Delaware County PA IDA PCR (Exelon Generation Co.) CP                 1.40%     6/17/2002LOC       5,000      5,000
Delaware County PA IDA PCR (Exelon Generation Co.) CP                 1.50%     10/17/200LOC      15,000     15,000
Delaware County PA IDA PCR (PECO) CP                                  1.30%     7/12/2002(3)      26,400     26,400
Delaware County PA IDA PCR (PECO) CP                                  1.30%     7/17/2002(3)      37,900     37,900
Delaware County PA IDA PCR (PECO) CP                                  1.45%      8/8/2002LOC       4,500      4,500
Delaware County PA IDA Refunding Resource Recovery Fac.
  (General Electric Capital Corp.) VRDO                               1.45%         6/5/2002      66,505     66,505
Delaware County PA IDA Solid Waste Rev.
  (Scott Paper Co.) VRDO                                              1.50%         6/5/2002      76,305     76,305
Franklin County PA IDA Healthcare Rev.
  (Chambersburg Hosp.) VRDO                                           1.50%      6/6/2002(2)       7,000      7,000
Geisinger Health System Auth. of Pennsylvania Rev.
  (Penn State Geisinger Health System) VRDO                           1.55%         6/4/2002         700        700
Lancaster County PA GO VRDO                                           1.46%      6/6/2002(3)      12,100     12,100
Lancaster PA Higher Educ. Auth. Rev.
  (Franklin & Marshall College) VRDO                                  1.50%         6/6/2002       8,000      8,000
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network) VRDO                                 1.60%      6/4/2002(1)       3,100      3,100
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (St. Luke's Hosp.) VRDO                                             1.65%         6/4/2002       4,000      4,000
Lehigh County PA IDA PCR
  (Pennsylvania Power & Light) TOB VRDO                               1.41%     6/6/2002(1)*       4,910      4,910
Mercersburg Borough PA General Purpose Auth.
  (Mercersburg College) VRDO                                          1.45%      6/5/2002LOC       7,700      7,700
Montgomery County PA IDA PCR (Exelon Generation Co.) CP               1.35%     6/11/2002LOC      37,800     37,800
Montgomery County PA IDA PCR (PECO) CP                                1.30%     7/12/2002LOC      16,200     16,200
Montgomery County PA IDA PCR (PECO) CP                                1.35%     9/12/2002LOC      13,340     13,340
Montgomery County PA TRAN                                             3.00%       12/31/2002       7,500      7,565
Neshaminy PA School Dist. GO                                          6.30%8/15/2002(Prere.)       3,600      3,633
Northampton County PA General Purpose Auth. Univ. Rev.
  (Lehigh Univ.) VRDO                                                 1.30%         6/6/2002      42,780     42,780
Northampton County PA Higher Educ. Auth. Rev.
  (Lehigh Univ.) VRDO                                                 1.30%         6/6/2002       7,485      7,485
Northeastern Pennsylvania Hosp. Auth. Rev.
  (Central Services Capital Asset Financing Program) CP               1.40%    6/21/2002 (1)       5,407      5,407
Pennsbury PA School Dist. VRDO                                        1.40%      6/6/2002(3)       9,000      9,000
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project) VRDO                                               1.45%      6/6/2002LOC      18,100     18,100
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Merck & Co. West Point) VRDO                                       1.47%         6/6/2002      18,000     18,000
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Merck & Co.) VRDO                                                  1.47%         6/6/2002      21,900     21,900
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Reliant Energy Seward Project) VRDO                                1.50%      6/5/2002LOC      25,000     25,000

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
                                                                     COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Reliant Energy Seward Project) VRDO                                1.70%      6/5/2002LOC      26,000     26,000
Pennsylvania GO                                                       4.00%         2/1/2003       9,855     10,015
Pennsylvania GO                                                       4.00%      5/1/2003(4)       7,345      7,494
Pennsylvania GO                                                       5.00%      6/1/2002(1)       3,000      3,000
Pennsylvania GO                                                       5.00%        6/15/2002       3,000      3,003
Pennsylvania GO                                                       5.00%        1/15/2003      10,000     10,216
Pennsylvania GO                                                      5.125%     9/15/2002(2)       2,000      2,020
Pennsylvania GO                                                       5.60%         7/1/2002       5,000      5,014
Pennsylvania GO TOB VRDO                                              1.43%     6/6/2002(3)*      14,698     14,698
Pennsylvania GO TOB VRDO                                              1.45%        6/6/2002*       9,075      9,075
Pennsylvania GO TOB VRDO                                              1.48%        6/6/2002*       7,520      7,520
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                              1.45%      6/5/2002(2)      32,800     32,800
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                              1.50%      6/5/2002(2)     165,800    165,800
Pennsylvania Higher Educ. Fac. Auth. Rev.                             3.50%     6/15/2002(2)      14,950     14,956
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.) VRDO                                        1.55%         6/4/2002     101,300    101,300
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Drexel Univ.) VRDO                                                 1.40%      6/6/2002LOC      22,500     22,500
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Lafayette College)                                                2.875%       11/27/2002       7,765      7,804
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Lycoming College) PUT                                              3.00%     11/1/2002LOC       4,000      4,016
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Muhlenberg College) VRDO                                           1.60%         6/4/2002      11,800     11,800
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Temple Univ.) VRDO                                                 1.60%      6/4/2002LOC      41,050     41,050
Pennsylvania Higher Educ. Fac. Auth. Rev. (Univ. of
  Pennsylvania Health System Obligated Group) VRDO                    1.35%      6/5/2002LOC     215,325    215,325
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Univ. of the Sciences) VRDO                                        1.40%      6/6/2002LOC      19,000     19,000
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Ursinus College) VRDO                                              1.50%      6/5/2002LOC       7,700      7,700
Pennsylvania Housing Finance Agency Rev. TOB VRDO                     1.46%        6/6/2002*      11,645     11,645
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.00%     6/15/2002(3)      10,040     10,049
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 6.00%     6/15/2002(3)      10,000     10,012
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 6.80%6/15/2002(Prere.)      11,100     11,119
Pennsylvania Public School Building Auth.
  (Parkland School Dist.) VRDO                                        1.46%      6/6/2002(3)      10,365     10,365
Pennsylvania State Univ. Rev.                                         5.20%        8/15/2002       3,500      3,527
Pennsylvania State Univ. Rev. VRDO                                    1.40%         6/6/2002      20,000     20,000
Pennsylvania Turnpike Comm.
  Registration Fee Rev. TOB VRDO                                      1.45%     6/6/2002(2)*      11,495     11,495
Pennsylvania Turnpike Comm. Rev.                                      4.00%      6/1/2002(3)      10,000     10,000
Pennsylvania Turnpike Comm. Rev.                                      4.50%     7/15/2002(2)       4,030      4,039
Pennsylvania Turnpike Comm. Rev. CP                                   1.40%         6/6/2002      66,320     66,320
Pennsylvania Turnpike Comm. Rev. VRDO                                 1.60%         6/4/2002      19,800     19,800
Philadelphia PA Gas Works Rev.                                        7.00%      7/1/2002(8)      12,090     12,133
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Hosp.) VRDO                                             1.55%         6/4/2002      10,800     10,800

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                            COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Philadelphia PA IDA Rev. (Cancer Research) VRDO                       1.60%      6/4/2002LOC       4,400      4,400
Philadelphia PA School Dist. GO TOB VRDO                              1.41%     6/6/2002(1)*       4,120      4,120
Philadelphia PA TRAN                                                  4.00%        6/28/2002      20,000     20,020
Philadelphia PA Water & Waste Water Rev. VRDO                         1.40%      6/5/2002(2)       9,400      9,400
Pittsburgh PA GO                                                      5.00%      3/1/2003(1)       2,000      2,052
Pittsburgh PA GO TOB PUT                                              1.40%    7/11/2002(2)*       4,995      4,995
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO                        1.40%      6/5/2002(2)      26,155     26,155
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO                        1.45%      6/5/2002(2)      23,700     23,700
Seneca Valley PA School Dist. GO TOB VRDO                             1.45%     6/5/2002(1)*      23,320     23,320
South Fork PA Hosp. Auth. Rev.
  (Conemaugh Valley Hosp.) VRDO                                       1.60%      6/4/2002(1)      10,115     10,115
Southcentral Pennsylvania General Auth. Rev. VRDO                     1.46%      6/6/2002(2)       8,000      8,000
Southcentral Pennsylvania General Auth. Rev. VRDO                     1.48%      6/6/2002(2)       3,500      3,500
Spring-Ford PA Area School Dist. TOB VRDO                             1.43%     6/6/2002(4)*       3,573      3,573
Univ. of Pittsburgh of the Commonwealth
  System of Higher Educ. PA (Univ. Capital Project)                   2.25%         3/3/2003      35,000     35,174
Univ. of Pittsburgh of the Commonwealth
  System of Higher Educ. PA (Univ. Capital Project) VRDO              1.35%         6/5/2002      56,700     56,700
Univ. of Pittsburgh of the Commonwealth
  System of Higher Educ. PA (Univ. Capital Project) VRDO              1.40%         6/5/2002      70,400     70,400
Univ. of Pittsburgh PA Refunding Rev.                                 5.50%      6/1/2002(1)       2,815      2,815
Washington County PA Higher Educ.
  (Pooled Equipment Lease Program) VRDO                               1.50%      6/5/2002LOC      21,535     21,535
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.) PUT                                              4.00%         7/1/2002       5,500      5,506
York County PA IDA PCR (PECO) CP                                      1.45%      8/8/2002LOC      10,940     10,940
York County PA TRAN                                                   1.70%        7/31/2002      11,000     11,005
Outside Pennsylvania:
Puerto Rico Govt. Dev. Bank VRDO                                      1.00%      6/5/2002(1)         300        300
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO                     1.30%     6/6/2002(1)*       7,740      7,740
Puerto Rico Infrastructure Financing Auth.
  Special Obligation Bonds TOB VRDO                                   1.32%        6/6/2002*      12,450     12,450
Puerto Rico TRAN                                                      3.00%        7/30/2002      20,000     20,027
-------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $2,347,720)                                                                                       2,347,720
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
OTHER ASSETS AND LIABILITIES (0.9%)                                        (000)
--------------------------------------------------------------------------------
Other Assets--Note B                                               $     28,138
Liabilities                                                              (7,564)
                                                                   -------------
                                                                         20,574
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 2,368,563,012 outstanding $.001 par value shares of beneficial interest (unlimited authorization) $2,368,294
================================================================================

NET ASSET VALUE PER SHARE                                                 $1.00
================================================================================
*See Note A in Notes to Financial Statements.
*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2002, the aggregate value of these securities was $135,341,000, representing 5.7% of net assets.
For key to abbreviations and other references, see page 28.

--------------------------------------------------------------------------------
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                           AMOUNT            PER
                                                            (000)          SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                          368,570           $1.00
Undistributed Net Investment Income                            --             --
Accumulated Net Realized Losses                             (276)             --
Unrealized Appreciation                                        --             --
--------------------------------------------------------------------------------
NET ASSETS                                            $2,368,294           $1.00
================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                            COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
-------------------------------------------------------------------------------------------------------------------
Adams County PA GO                                                    5.30%       11/15/2031(3)   10,240     10,283
Adams County PA GO                                                    5.50%       11/15/2013(3)      880        956
Adams County PA GO                                                    5.50%       11/15/2014(3)      925        998
Adams County PA GO                                                    5.50%       11/15/2015(3)      975      1,045
Adams County PA GO                                                    5.75%       11/15/2016(3)    1,030      1,122
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                                  5.00%         1/1/2017(1)   12,205     12,286
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                                  5.00%         1/1/2019(1)   15,750     15,679
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                                  6.00%         1/1/2014(3)    4,295      4,672
Allegheny County PA GO                                                0.00%         5/1/2003(2)   11,675     11,467
Allegheny County PA GO                                                0.00%         4/1/2010(1)    2,000      1,416
Allegheny County PA GO                                                5.25%        11/1/2021(3)    3,000      3,045
Allegheny County PA GO                                                5.25%        11/1/2023(3)    3,400      3,426
Allegheny County PA GO                                                5.50%        11/1/2013(3)    1,455      1,580
Allegheny County PA GO                                                5.50%        11/1/2014(3)    1,050      1,132
Allegheny County PA GO                                                5.75%        11/1/2011(3)    1,725      1,930
Allegheny County PA GO                                                6.00%         5/1/2010(2)    3,030      3,101
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Catholic Health East)                                              5.25%       11/15/2013(2)    1,000      1,049
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Magee Women's Hosp.)                                               6.00%        10/1/2010(3)    4,235      4,811
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Univ. of Pittsburgh)                                               5.60%         4/1/2017(1)    2,000      2,078
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Univ. of Pittsburgh)                                               6.00%         7/1/2026(1)    1,875      2,080
Allegheny County PA Port Auth. Rev.                                   5.00%         3/1/2029(3)    7,000      6,759
Allegheny County PA Port Auth. Rev.                                  5.375%         3/1/2012(3)    4,965      5,411
Allegheny County PA Port Auth. Rev.                                   5.50%         3/1/2013(3)    7,000      7,639
Allegheny County PA Port Auth. Rev.                                   5.50%         3/1/2014(3)    2,355      2,552
Allegheny County PA Port Auth. Rev.                                   5.50%         3/1/2015(3)    3,000      3,230
Allegheny County PA Port Auth. Rev.                                   5.50%         3/1/2016(3)    1,500      1,605
Allegheny County PA Port Auth. Rev.                                   5.50%         3/1/2017(3)    2,750      2,929
Allegheny County PA Port Auth. Rev.                                   6.00% 3/1/2009(1)(Prere.)   24,715     28,099
Allegheny County PA Port Auth. Rev.                                   6.25% 3/1/2009(1)(Prere.)    5,740      6,610
Allegheny County PA Sanitation Auth. Sewer Rev.                      5.375%        12/1/2014(1)    6,370      6,864
Allegheny County PA Sanitation Auth. Sewer Rev.                      5.375%        12/1/2015(1)    3,375      3,613
Allegheny County PA Sanitation Auth. Sewer Rev.                      5.375%        12/1/2016(1)    3,545      3,769
Allegheny County PA Sanitation Auth. Sewer Rev.                      5.375%        12/1/2017(1)    5,000      5,284
Allegheny County PA Sanitation Auth. Sewer Rev.                      5.375%        12/1/2018(1)   15,000     15,747
Allegheny County PA Sanitation Auth. Sewer Rev.                       5.50%12/1/2002(3)(Prere.)   22,370     23,243
Allegheny County PA Sanitation Auth. Sewer Rev.                        5.50%       12/1/2013(3)   13,100     13,422
Allegheny County PA Sanitation Auth. Sewer Rev.                       5.50%   12/1/2016(3)(ETM)   11,295     11,735
Allegheny County PA Sanitation Auth. Sewer Rev.                       5.50%        12/1/2030(1)   14,030     14,379
Allegheny County PA Sanitation Auth. Sewer Rev.                       5.75%        12/1/2012(1)    1,180      1,316
Allegheny County PA Sanitation Auth. Sewer Rev.                       5.75%        12/1/2013(1)    2,000      2,216
Allegheny County PA Sanitation Auth. Sewer Rev.                       6.00%12/1/2007(1)(Prere.)   54,630     62,713
Allegheny County PA Sanitation Auth. Sewer Rev.                       6.00%        12/1/2010(1)    1,500      1,711
Allegheny County PA Sanitation Auth. Sewer Rev.                       6.00%        12/1/2011(1)    1,490      1,697
Allegheny County PA Sanitation Auth. Sewer Rev.                       6.25%        12/1/2014(1)    9,660     10,585

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
                                                                     COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Berks County PA GO                                                    0.00%  11/15/2013(3)(ETM)    7,250      4,206
Berks County PA GO                                                    0.00%  11/15/2014(3)(ETM)    8,615      4,697
Berks County PA GO                                                    0.00%  11/15/2015(3)(ETM)    6,250      3,203
Berks County PA GO                                                    5.75%       11/15/2012(3)    7,750      7,883
Berks County PA Hosp. Rev. (Reading Hosp.)                            5.70%        10/1/2014(1)    4,500      4,989
Berks County PA Hosp. Rev. (Reading Hosp.)                            6.10%10/1/2004(1)(Prere.)   16,500     18,235
Bethlehem PA Area School Dist.                                       5.375%        3/15/2020(3)    7,500      7,715
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                      5.00%         7/1/2022(2)    2,315      2,249
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                      5.50%         7/1/2016(2)    4,480      4,793
Bucks County PA IDA (Pennswood Village Project)                       6.00%           10/1/2034    1,600      1,593
Butler County PA GO                                                   6.00%7/15/2002(3)(Prere.)    5,185      5,211
Carlisle PA Area School Dist. GO                                     5.375%         3/1/2016(1)    1,550      1,640
Carlisle PA Area School Dist. GO                                     5.375%         3/1/2017(1)    1,635      1,719
Carlisle PA Area School Dist. GO                                     5.375%         3/1/2018(1)    1,725      1,801
Carlisle PA Area School Dist. GO                                     5.375%         3/1/2019(1)    1,820      1,891
Center City Philadelphia PA Business Improvement                      5.50%        12/1/2015(2)    6,955      7,284
Center Township PA Sewer Auth. Rev.                                   5.50%        4/15/2011(1)    2,375      2,492
Central Bucks PA School Dist.                                         5.50%        5/15/2015(3)    5,540      5,981
Central Bucks PA School Dist.                                         5.50%        5/15/2017(3)    3,785      4,036
Central Bucks PA School Dist.                                         5.50%        5/15/2018(3)    2,400      2,540
Central Bucks PA School Dist.                                         5.50%        5/15/2019(3)    1,500      1,579
Central Dauphin PA School Dist. GO                                    0.00%         6/1/2004(2)    4,800      4,572
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Chester County Hosp.)                                             5.875%         7/1/2016(1)    7,870      8,251
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                          5.125%        5/15/2018(2)   12,445     12,489
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                           5.25%        5/15/2022(2)   36,580     36,650
Chester County PA IDA (Archdiocese of Philadelphia) VRDO              1.60%         6/4/2002LOC    2,100      2,100
Coatesville PA School Dist. GO                                        5.75% 4/1/2007(4)(Prere.)   10,080     11,156
Corry PA Area School Dist. GO                                         5.50%       12/15/2010(1)    4,000      4,075
Council Rock PA School Dist. GO                                       4.75%       11/15/2017(3)    4,750      4,719
Cumberland County PA Muni. Auth. College Rev.
    (Dickinson College)                                               5.50%        11/1/2030(2)    3,230      3,297
Dauphin County PA General Auth. Hosp. Rev.
  (West Pennsylvania Hosp.)                                           5.50%         7/1/2013(1)    5,000      5,506
Delaware County PA Auth. Rev. (Catholic Health East)                  5.25%       11/15/2012(2)    3,300      3,456
Delaware County PA Auth. Rev. (Catholic Health East)                  5.25%       11/15/2013(2)    4,665      4,852
Delaware County PA Auth. Univ. Rev. (Villanova Univ.)                 5.00%        12/1/2028(1)    7,050      6,791
Delaware County PA Hosp. Auth. Rev.
  (Delaware County Memorial Hosp.)                                    5.50%        8/15/2013(1)   12,000     12,539
Delaware County PA IDA PCR (BP Exploration & Oil) VRDO                1.55%            6/4/2002   19,300     19,300
Delaware County PA Regional
  Water Quality Control Auth. Rev.                                    5.50%         5/1/2014(3)    2,405      2,601
Delaware County PA Regional
  Water Quality Control Auth. Rev.                                    5.50%         5/1/2016(3)    2,685      2,868
Delaware River Joint Toll Bridge Comm. Pennsylvania &
  New Jersey Rev.                                                     5.50%         1/1/2026(3)   13,025     13,364
Delaware River Joint Toll Bridge Comm. Pennsylvania &
  New Jersey Rev.                                                     5.70%         1/1/2023(4)    8,345      8,804
Delaware River Joint Toll Bridge Comm. Pennsylvania &
  New Jersey Rev.                                                     6.00%         7/1/2018(3)    3,040      3,050

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                            COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Ephrata PA Area School Dist. GO                                       5.25%        4/15/2015(3)    2,385      2,509
Erie County PA Hosp. Auth. Rev. (St. Vincent Health Care)            6.125%         7/1/2013(1)    3,900      3,990
Erie PA School Dist. GO                                               0.00%         9/1/2010(4)    5,665      3,934
Erie PA School Dist. GO                                               0.00%         9/1/2011(4)    5,780      3,799
Erie PA School Dist. GO                                               0.00%         9/1/2013(4)    2,780      1,629
Erie PA School Dist. GO                                               0.00%         5/1/2016(1)    3,175      1,586
Erie PA School Dist. GO                                               0.00%         9/1/2016(4)    5,785      2,811
Erie PA School Dist. GO                                               0.00%         9/1/2018(4)    1,615        690
Erie PA School Dist. GO                                               5.80% 9/1/2010(2)(Prere.)    4,500      5,067
Fort LeBoeuf PA School Dist. GO                                       5.80% 1/1/2003(1)(Prere.)    5,500      5,632
Geisinger Health System Auth. of Pennsylvania Rev.
  (Penn State Geisinger Health System) VRDO                           1.55%            6/4/2002    9,600      9,600
Greensburg Salem PA School Dist. GO                                   6.45%        9/15/2018(1)    7,500      7,606
Hazleton PA Area School Dist. GO                                      0.00%         3/1/2017(3)    4,425      2,072
Hazleton PA Area School Dist. GO                                      0.00%         3/1/2022(3)    5,265      1,790
Hazleton PA Area School Dist. GO                                      5.50%         3/1/2011(3)    3,740      4,110
Hazleton PA Area School Dist. GO                                      5.75%         3/1/2012(3)    1,420      1,588
Hazleton PA Area School Dist. GO                                      6.00%         3/1/2016(3)   18,245     20,785
Indiana County PA IDA (PSEG Power)                                    5.85%            6/1/2027    2,500      2,416
Lake Lehman PA School Dist. GO                                        0.00%         4/1/2014(1)    1,290        725
Lake Lehman PA School Dist. GO                                        0.00%         4/1/2015(1)    1,295        685
Lake Lehman PA School Dist. GO                                        0.00%         4/1/2016(1)    1,310        650
Lake Lehman PA School Dist. GO                                        0.00%         4/1/2017(1)    1,315        613
Lake Lehman PA School Dist. GO                                        0.00%         4/1/2018(1)    1,000        436
Lancaster County PA GO                                                5.50%        11/1/2016(3)    1,025      1,098
Lancaster County PA GO                                                5.50%        11/1/2017(3)    1,060      1,130
Lancaster County PA GO                                                5.50%        11/1/2018(3)    1,120      1,187
Lancaster County PA GO                                                5.50%        11/1/2019(3)    1,175      1,238
Lancaster County PA GO                                                5.80%         5/1/2015(3)    1,865      2,034
Lancaster County PA GO                                                6.25%         5/1/2013(3)    4,370      4,958
Lancaster County PA GO                                                6.25%         5/1/2014(3)    4,605      5,215
Lancaster County PA Hosp. Auth. Rev.
  (Willow Valley Retirement Project)                                 5.875%           6/1/2021     1,000      1,009
Lancaster County PA Hosp. Auth. Rev.
  (Willow Valley Retirement Project)                                 5.875%            6/1/2031    6,000      5,955
Lancaster PA School Dist. GO                                         5.375%        2/15/2017(3)    5,590      5,745
Latrobe PA IDA (Saint Vincent College)                                5.60%            5/1/2021    1,635      1,612
Latrobe PA IDA (Saint Vincent College)                                5.70%            5/1/2031    2,165      2,117
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                      5.00%         7/1/2028(1)   13,905     13,284
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                     5.375%         7/1/2014(4)      900        953
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                     5.625% 7/1/2005(1)(Prere.)      800        882
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                     5.625%         7/1/2025(1)    9,200      9,327
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                      5.70%         7/1/2010(1)    3,905      4,139
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                      7.00%         7/1/2016(1)    4,415      5,365
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network) VRDO                                 1.60%         6/4/2002(2)    4,100      4,100

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
                                                                     COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Lehigh County PA GO                                                   5.00%          11/15/2016    3,000      3,073
Luzerne County PA GO                                                  0.00%       11/15/2016(1)    2,360      1,100
Luzerne County PA GO                                                  0.00%       11/15/2017(1)    2,390      1,037
Luzerne County PA GO                                                  0.00%       11/15/2019(1)    1,255        473
McKeesport PA Area School Dist. GO                                    0.00%        10/1/2004(1)    1,040        982
McKeesport PA Area School Dist. GO                                    0.00%        10/1/2005(1)    1,050        949
McKeesport PA Area School Dist. GO                                    0.00%        10/1/2006(1)    2,015      1,741
McKeesport PA Area School Dist. GO                                    0.00%        10/1/2007(1)    2,080      1,708
McKeesport PA Area School Dist. GO                                    0.00%        10/1/2008(1)    2,270      1,763
McKeesport PA Area School Dist. GO                                    0.00%        10/1/2009(1)    2,020      1,482
McKeesport PA Area School Dist. GO                                    0.00%        10/1/2010(1)    1,840      1,273
McKeesport PA Area School Dist. GO                                    0.00%        10/1/2011(1)    1,835      1,201
McKeesport PA Area School Dist. GO                                    0.00%        10/1/2014(1)    2,040      1,119
McKeesport PA Area School Dist. GO                                    0.00%        10/1/2015(1)    2,040      1,052
McKeesport PA Area School Dist. GO                                    0.00%        10/1/2016(1)    4,655      2,252
McKeesport PA Area School Dist. GO                                    0.00%        10/1/2018(2)    3,075      1,309
McKeesport PA Area School Dist. GO                                    0.00%        10/1/2028(2)    2,340        539
Mifflin County PA GO                                                 5.625%         9/1/2028(3)    2,000      2,076
Montgomery County PA GO                                               5.00%           7/15/2019    8,800      8,862
Montgomery County PA GO                                              5.375%          10/15/2025    7,930      8,011
Montgomery County PA GO                                               5.40%   3/15/2007(Prere.)    1,860      2,031
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                                           5.00%         6/1/2028(2)    7,660      7,320
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                                           6.00% 6/1/2003(2)(Prere.)    8,140      8,640
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                                           6.10%         6/1/2012(2)    5,000      5,299
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Pottstown Healthcare)                                              5.00%         1/1/2027(4)    5,000      4,788
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Pottstown Healthcare)                                             5.375%         1/1/2012(4)    5,085      5,392
Mount Lebanon PA Hosp. Dev. Auth. Rev.
  (St. Clair Memorial Hosp.)                                          6.25%         7/1/2006(3)    9,250     10,340
Nazareth PA School Dist. GO                                           5.50%5/15/2005(2)(Prere.)    1,500      1,615
Neshaminy PA School Dist. GO                                          5.70%        2/15/2014(3)    8,795      9,321
North Hills PA School Dist. GO                                        5.25%11/15/2007(3)(Prere)    7,440      8,135
North Penn PA Water Auth. Rev.                                       6.125%        11/1/2010(3)    5,140      5,280
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)                 6.25% 7/1/2002(1)(Prere.)   10,000     10,239
Northampton County PA IDA PCR (Central Metro. Edison)                 6.10%        7/15/2021(1)    4,410      4,716
Northeastern PA Hosp. & Educ. Health Rev.
  (Wyoming Valley Health)                                             5.25%         1/1/2016(2)    5,910      6,028
Northeastern PA Hosp. & Educ. Health Rev.
  (Wyoming Valley Health)                                             5.25%         1/1/2026(2)    2,850      2,827
Owen J. Roberts School Dist. PA GO                                   5.375%        5/15/2018(1)    2,815      3,075
Owen J. Roberts School Dist. PA GO                                    5.50%           8/15/2017    1,495      1,596
Oxford Area PA School Dist. GO                                        5.50%           2/15/2014    1,815      1,968
Oxford Area PA School Dist. GO                                        5.50%           2/15/2015    1,710      1,842
Parkland PA School Dist. GO                                          5.375%         9/1/2015(3)    3,050      3,301
Parkland PA School Dist. GO                                          5.375%         9/1/2016(3)    2,000      2,156
Pennsylvania Convention Center Auth. Rev.                             0.00%    9/1/2004(3)(ETM)    5,000      4,729
Pennsylvania Convention Center Auth. Rev.                             6.00%    9/1/2019(3)(ETM)   14,275     16,304
Pennsylvania Convention Center Auth. Rev.                             6.70%    9/1/2016(3)(ETM)   25,150     30,133

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                            COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                                    6.00%           11/1/2007      920        972
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                                    6.00%           11/1/2008      975      1,028
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                                    6.00%           11/1/2010    1,095      1,152
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                                    6.00%           11/1/2011    1,160      1,217
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                                   6.125%           11/1/2021    2,900      2,876
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                                    6.25%           11/1/2031    2,000      1,999
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                                   6.375%           11/1/2041    5,000      4,960
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                                    6.50%           11/1/2016    2,650      2,784
Pennsylvania GO                                                       5.00%       11/15/2015(2)    5,000      5,127
Pennsylvania GO                                                      5.125%           1/15/2014   17,630     18,570
Pennsylvania GO                                                      5.125%        3/15/2017(2)    7,990      8,183
Pennsylvania GO                                                       5.25%          10/15/2011   11,200     12,151
Pennsylvania GO                                                       5.25%          10/15/2012   11,300     12,176
Pennsylvania GO                                                       5.25%          10/15/2014    8,850      9,401
Pennsylvania GO                                                      5.375%        5/15/2010(3)   13,800     14,665
Pennsylvania GO                                                      5.375%        5/15/2012(3)   16,570     17,477
Pennsylvania GO                                                      5.375%        5/15/2014(3)   14,000     14,662
Pennsylvania GO                                                      5.375%        5/15/2016(3)    5,000      5,201
Pennsylvania GO                                                       5.75%        10/1/2015(3)   19,850     21,631
Pennsylvania GO                                                       6.00%           1/15/2011    3,000      3,383
Pennsylvania Higher Educ. Assistance Agency Rev.                     6.125%12/15/2010(1)(Prere)    2,000      2,306
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
  (Allegheny/Delaware Valley Obligated Group)                        5.875%       11/15/2016(1)   19,900     21,087
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
  (Allegheny/Delaware Valley Obligated Group)                        5.875%       11/15/2021(1)    9,545      9,841
Pennsylvania Higher Educ. Fac. Auth. Rev.                             5.00%            5/1/2031    9,800      9,947
Pennsylvania Higher Educ. Fac. Auth. Rev.                             5.50%        6/15/2017(2)      935        987
Pennsylvania Higher Educ. Fac. Auth. Rev.                            5.625%        6/15/2019(2)    1,160      1,224
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Bryn Mawr College)                                                5.625%        12/1/2014(1)    2,200      2,354
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.) VRDO                                        1.55%            6/4/2002      900        900
Pennsylvania Higher Educ. Fac. Auth. Rev. (Temple Univ.)              5.00%         4/1/2029(1)    8,700      8,364
Pennsylvania Higher Educ. Fac. Auth. Rev. (Temple Univ.)              5.25%         4/1/2011(1)    3,545      3,769
Pennsylvania Higher Educ. Fac. Auth. Rev. (Univ. of
  Pennsylvania Health System Obligated Group) VRDO                    1.35%         6/5/2002LOC   15,995     15,995
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (UPMC Health Systems)                                               6.00%           1/15/2022    5,000      5,051
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (UPMC Health Systems)                                               6.00%           1/15/2031    5,000      5,000
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (UPMC Health Systems)                                               6.25%           1/15/2016    3,120      3,310
Pennsylvania Housing Finance Agency Rev.                              5.25%            4/1/2021    5,000      4,970
Pennsylvania Housing Finance Agency Rev.                              5.35%           10/1/2031   13,000     12,735

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
                                                                     COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Pennsylvania Housing Finance Agency Rev.                              5.40%           10/1/2024    6,105      6,334
Pennsylvania Housing Finance Agency Rev.                              6.15%        10/1/2020(7)    5,000      5,245
Pennsylvania IDA Auth. Rev. (Economic Dev.)                           5.50%         7/1/2016(2)   14,865     15,989
Pennsylvania IDA Auth. Rev. (Economic Dev.)                           5.50%         7/1/2017(2)    7,000      7,492
Pennsylvania IDA Auth. Rev. (Economic Dev.)                           5.50%         7/1/2018(2)    7,630      8,112
Pennsylvania IDA Auth. Rev. (Economic Dev.)                           5.50%         7/1/2019(2)    6,340      6,701
Pennsylvania IDA Auth. Rev. (Economic Dev.)                           5.50%         7/1/2020(2)    4,495      4,712
Pennsylvania IDA Auth. Rev. (Economic Dev.)                           5.50%         7/1/2021(2)    6,500      6,785
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 4.75%        6/15/2023(3)   13,000     12,193
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.25%        6/15/2013(3)   10,000     10,522
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.25%        6/15/2014(3)   10,765     11,254
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.25%        6/15/2017(3)    7,830      8,052
Pennsylvania Intergovernmental Cooperation Auth. Rev.                5.625%        6/15/2013(3)    2,605      2,727
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 7.00%6/15/2005(3)(Prere.)    2,250      2,526
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    4.75%        12/1/2027(2)   12,610     11,639
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                   5.125%        12/1/2016(2)    1,735      1,789
Pennsylvania Turnpike Comm. Rev.                                     5.375%        7/15/2013(2)    2,810      3,046
Pennsylvania Turnpike Comm. Rev.                                     5.375%        7/15/2014(2)    5,350      5,753
Pennsylvania Turnpike Comm. Rev.                                     5.375%        7/15/2015(2)    6,370      6,806
Pennsylvania Turnpike Comm. Rev.                                     5.375%        7/15/2016(2)    1,000      1,061
Pennsylvania Turnpike Comm. Rev.                                     5.375%        7/15/2017(2)    3,070      3,240
Pennsylvania Turnpike Comm. Rev.                                     5.375%        7/15/2018(2)    1,505      1,578
Pennsylvania Turnpike Comm. Rev.                                     5.375%        7/15/2019(2)    2,500      2,607
Pennsylvania Turnpike Comm. Rev.                                      5.50%        12/1/2013(3)    5,000      5,521
Pennsylvania Turnpike Comm. Rev.                                      5.50%        12/1/2017(3)   16,000     16,314
Pennsylvania Turnpike Comm. Rev.                                      5.50%        7/15/2032(2)   12,010     12,306
Pennsylvania Turnpike Comm. Rev.                                     5.625%         6/1/2012(3)    9,000     10,001
Pennsylvania Turnpike Comm. Rev.                                     5.625%         6/1/2013(3)    8,000      8,826
Pennsylvania Turnpike Comm. Rev.                                      5.75%        12/1/2012(2)   10,000     10,385
Philadelphia PA Gas Works Rev.                                        5.25%         7/1/2011(4)    3,965      4,193
Philadelphia PA Gas Works Rev.                                       5.375%         7/1/2012(4)    4,000      4,237
Philadelphia PA Gas Works Rev.                                       5.375%         7/1/2014(4)    4,310      4,513
Philadelphia PA GO                                                    5.00%        5/15/2020(1)    8,000      7,962
Philadelphia PA GO                                                    5.00%        3/15/2028(4)    2,500      2,409
Philadelphia PA GO                                                    5.25%        3/15/2014(4)    1,750      1,839
Philadelphia PA GO                                                    5.25%        9/15/2014(4)    7,460      7,862
Philadelphia PA GO                                                    5.25%        3/15/2015(4)    2,600      2,718
Philadelphia PA GO                                                    5.25%        9/15/2015(4)    2,775      2,906
Philadelphia PA GO                                                    5.25%        9/15/2016(4)    3,225      3,354
Philadelphia PA GO                                                    5.25%        9/15/2017(4)    5,000      5,167
Philadelphia PA GO                                                    5.25%        9/15/2018(4)    2,135      2,192
Philadelphia PA GO                                                    6.00%       11/15/2010(3)    1,065      1,168
Philadelphia PA GO                                                    6.00%       11/15/2011(3)    1,145      1,260
Philadelphia PA GO                                                    6.00%       11/15/2012(3)    1,270      1,392
Philadelphia PA GO                                                    6.00%       11/15/2013(3)      715        776
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Hosp.) VRDO                                             1.55%            6/4/2002    1,230      1,230
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                          5.125%        5/15/2018(2)    5,700      5,720
Philadelphia PA IDA Rev. (Philadelphia Airport System)               5.125%         7/1/2028(3)   17,100     16,418
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.25%        6/15/2015(3)    5,695      5,888
Philadelphia PA IDA Rev. (Philadelphia Airport System)               5.375%        6/15/2012(3)    1,000      1,050

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                            COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Philadelphia PA IDA Rev. (Philadelphia Airport System)               5.375%  7/1/2013(3)        10,000 10,407
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.50%  7/1/2012(3)         5,505  5,910
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.50% 6/15/2013(3)         1,030  1,095
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.50%  7/1/2013(3)         5,825  6,205
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.50% 6/15/2014(3)         1,090  1,149
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.50%  7/1/2014(3)         6,155  6,501
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.50% 6/15/2015(3)         1,150  1,202
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.50%  7/1/2015(3)         6,435  6,739
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.50% 6/15/2016(3)         1,210  1,254
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.50%  7/1/2016(3)         5,000  5,192
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.50% 6/15/2017(3)         1,280  1,319
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.50% 6/15/2018(3)         1,350  1,383
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.50%  7/1/2018(3)         4,000  4,106
Philadelphia PA IDA Rev. (Philadelphia Airport System)                5.75% 6/15/2010(3)         4,440  4,832
Philadelphia PA Parking Auth. Rev.                                   5.125% 2/15/2024(2)         2,500  2,479
Philadelphia PA Parking Auth. Rev.                                    5.25%  9/1/2029(4)         3,530  3,504
Philadelphia PA Parking Auth. Rev.                                    5.40%  9/1/2011(2)         4,520  4,796
Philadelphia PA Parking Auth. Rev.                                    5.40%  9/1/2012(2)         5,990  6,330
Philadelphia PA Parking Auth. Rev.                                    5.40%  9/1/2015(2)         6,350  6,617
Philadelphia PA Parking Auth. Rev.                                    5.50%  9/1/2018(2)         4,250  4,407
Philadelphia PA Redevelopment Auth. Rev.                              5.50% 4/15/2015(3)         3,000  3,224
Philadelphia PA Redevelopment Auth. Rev.                              5.50% 4/15/2017(3)         2,255  2,398
Philadelphia PA Redevelopment Auth. Rev.                              5.50% 4/15/2019(3)         2,815  2,959
Philadelphia PA Redevelopment Auth. Rev.                              5.50% 4/15/2020(3)         2,000  2,087
Philadelphia PA Redevelopment Auth. Rev.                              5.50% 4/15/2022(3)         5,275  5,462
Philadelphia PA School Dist. GO                                       5.25%  2/1/2012(4)         1,000  1,078
Philadelphia PA School Dist. GO                                       5.25%  4/1/2017(1)         3,000  3,081
Philadelphia PA School Dist. GO                                      5.375%  4/1/2027(2)         1,490  1,498
Philadelphia PA School Dist. GO                                       5.50%  9/1/2005(2)(Prere.) 1,150  1,268
Philadelphia PA School Dist. GO                                       5.50%  2/1/2013(4)         1,800  1,960
Philadelphia PA School Dist. GO                                       5.50%  2/1/2014(4)         2,500  2,702
Philadelphia PA School Dist. GO                                       5.50%  2/1/2015(4)         2,000  2,147
Philadelphia PA School Dist. GO                                       5.50%  9/1/2015(2)         9,330  9,739
Philadelphia PA School Dist. GO                                       5.50%  2/1/2016(4)         4,520  4,823
Philadelphia PA School Dist. GO                                       5.50%  2/1/2017(4)         2,000  2,125
Philadelphia PA School Dist. GO                                       5.50%  2/1/2018(4)         1,000  1,056
Philadelphia PA School Dist. GO                                       5.50%  9/1/2018(2)         4,000  4,121
Philadelphia PA School Dist. GO                                       5.50%  9/1/2025(2)        14,750 14,977
Philadelphia PA School Dist. GO                                       5.50%  2/1/2031(4)         6,200  6,325
Philadelphia PA School Dist. GO                                      5.625%  8/1/2017(4)*        1,000  1,071
Philadelphia PA School Dist. GO                                      5.625%  8/1/2019(4)*        6,500  6,879
Philadelphia PA School Dist. GO                                      5.625%  8/1/2020(4)*        6,000  6,300
Philadelphia PA School Dist. GO                                      5.625%  8/1/2022(4)*        1,000  1,043
Philadelphia PA School Dist. GO                                       5.75%  2/1/2011(4)         5,800  6,460
Philadelphia PA School Dist. GO                                       5.75%  2/1/2012(4)         7,420  8,219
Philadelphia PA School Dist. GO                                       5.75%  2/1/2013(4)         2,500  2,750
Philadelphia PA Water & Waste Water Rev.                              5.25%12/15/2014(2)         7,100  7,634
Philadelphia PA Water & Waste Water Rev.                              5.25% 11/1/2016(3)         5,040  5,270
Philadelphia PA Water & Waste Water Rev.                              5.25% 11/1/2017(3)         5,460  5,668
Philadelphia PA Water & Waste Water Rev.                             5.375% 11/1/2018(3)         6,780  7,079
Philadelphia PA Water & Waste Water Rev.                             5.375% 11/1/2019(3)         4,155  4,314
Philadelphia PA Water & Waste Water Rev.                              5.50%  8/1/2014(1)        12,900 13,512

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
                                                                     COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Philadelphia PA Water & Waste Water Rev.                              5.60%         8/1/2018(1)    5,920      6,149
Philadelphia PA Water & Waste Water Rev.                              6.25%         8/1/2011(1)    3,750      4,348
Philadelphia PA Water & Waste Water Rev.                              7.00%        6/15/2010(3)   33,865     40,481
Philadelphia PA Water & Waste Water Rev.                              7.00%        6/15/2011(3)   35,685     43,165
Pine-Richland School Dist. PA GO                                      5.50% 9/1/2006(4)(Prere.)    3,430      3,758
Pittsburgh PA GO                                                     5.125%         9/1/2014(3)    8,435      8,728
Pittsburgh PA GO                                                     5.125%         9/1/2015(3)    6,395      6,582
Pittsburgh PA GO                                                      5.25%         9/1/2017(3)    4,980      5,113
Pittsburgh PA GO                                                      5.50%         9/1/2013(2)   10,965     11,976
Pittsburgh PA GO                                                      5.50%         9/1/2014(2)   12,000     13,167
Pittsburgh PA GO                                                      5.50%         9/1/2015(2)    4,140      4,457
Pittsburgh PA GO                                                      5.75% 9/1/2009(3)(Prere.)    4,505      5,054
Pittsburgh PA GO                                                      6.00% 9/1/2009(3)(Prere.)    4,450      5,062
Pittsburgh PA Public Parking Auth. Rev.                              5.875%        12/1/2012(3)    8,200      8,522
Pittsburgh PA School Dist. GO                                         0.00%         8/1/2009(2)    4,000      2,957
Pittsburgh PA School Dist. GO                                         5.25%         3/1/2012(3)    7,000      7,350
Pittsburgh PA School Dist. GO                                         5.25%         3/1/2013(3)    5,200      5,425
Pittsburgh PA School Dist. GO                                         5.35%         3/1/2014(3)    3,510      3,662
Pittsburgh PA School Dist. GO                                        5.375%         9/1/2013(4)    5,000      5,443
Pittsburgh PA School Dist. GO                                        5.375%         9/1/2014(4)    1,755      1,905
Pittsburgh PA School Dist. GO                                         5.50%         9/1/2013(4)    2,680      2,863
Pittsburgh PA School Dist. GO                                         5.50%         9/1/2015(4)    2,985      3,153
Pittsburgh PA Water & Sewer Auth. Rev.                                0.00%         9/1/2027(3)   10,000      2,425
Pittsburgh PA Water & Sewer Auth. Rev.                                0.00%         9/1/2028(3)    8,965      2,048
Pittsburgh PA Water & Sewer Auth. Rev.                                5.00%         9/1/2019(4)    1,920      1,925
Pittsburgh PA Water & Sewer Auth. Rev.                                7.25%    9/1/2014(3)(ETM)   25,210     30,561
Pittsburgh PA Water & Sewer Auth. Rev.                               7.625%    9/1/2004(3)(ETM)    5,370      5,740
Reading PA GO                                                        5.875%       11/15/2012(2)   13,825     14,070
Reading PA School Dist. GO                                            0.00%        1/15/2015(3)    9,260      4,838
Reading PA School Dist. GO                                            0.00%        1/15/2016(3)    9,270      4,529
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                                        5.75%           12/1/2021    3,000      3,021
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                                       5.875%           12/1/2031   12,500     12,540
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                                        6.25%           12/1/2013    2,000      2,159
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                                        6.25%           12/1/2014    1,925      2,060
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                                        6.25%           12/1/2015    2,045      2,171
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                                        6.25%           12/1/2016    3,225      3,398
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                                        6.25%           12/1/2017    6,640      6,952
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                                        6.25%           12/1/2018    2,500      2,608
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO                        1.45%         6/5/2002(2)    4,800      4,800
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
  (Mercy Health System)                                              5.625%         1/1/2016(1)    5,490      5,730
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
  (Mercy Health System)                                               5.70%         1/1/2023(1)    9,205      9,438

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                            COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Seneca Valley PA School Dist. GO                                     5.125%         1/1/2015(1)    1,275      1,328
Seneca Valley PA School Dist. GO                                     5.125%         1/1/2016(1)    1,580      1,634
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)              5.625%         7/1/2010(6)    2,300      2,497
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)               5.75%         7/1/2018(6)    7,000      7,689
South Fork PA Hosp. Auth. Rev.
  (Conemaugh Valley Hosp.) VRDO                                       1.60%         6/4/2002(1)      495        495
Southcentral Pennsylvania General Auth. Rev.
  (Wellspan Health)                                                   5.25%        5/15/2031(1)    2,500      2,467
Southeastern Pennsylvania Transp. Auth. Rev.                         5.375%         3/1/2017(3)    2,500      2,595
Southeastern Pennsylvania Transp. Auth. Rev.                         5.375%         3/1/2022(3)   15,825     16,079
Southeastern Pennsylvania Transp. Auth. Rev.                          5.45%         3/1/2011(3)    3,730      4,000
Spring-Ford PA Area School Dist. GO                                   4.75%         3/1/2025(3)    3,125      2,902
Spring-Ford PA Area School Dist. GO                                   5.50%         9/1/2016(4)    1,770      1,886
St. Mary's Hosp. Auth. Bucks County PA Rev.
  (Catholic Health Iniatives)                                        5.375%    6/1/2008(Prere.)    4,865      5,341
Stroudsburg PA Area School Dist.                                      5.00%         4/1/2016(4)    1,295      1,328
Stroudsburg PA Area School Dist.                                      5.00%         4/1/2017(4)    1,360      1,386
Univ. Area PA Joint Auth. Sewer Rev.                                  5.00%        11/1/2012(1)    1,505      1,593
Univ. Area PA Joint Auth. Sewer Rev.                                  5.00%        11/1/2013(1)    1,580      1,657
Univ. Area PA Joint Auth. Sewer Rev.                                  5.00%        11/1/2014(1)    1,655      1,720
Univ. of Pittsburgh of the Commonwealth
  System of Higher Educ. PA (Univ. Capital Project) VRDO              1.35%            6/5/2002    5,000      5,000
Univ. of Pittsburgh PA Rev.                                           5.25%         6/1/2017(3)    6,995      7,201
Univ. of Pittsburgh PA Rev.                                           5.50%         6/1/2010(1)    5,285      5,713
Univ. of Pittsburgh PA Rev.                                           5.50%         6/1/2014(1)   11,780     12,510
Univ. of Pittsburgh PA Rev.                                          6.125%         6/1/2021(1)   13,545     13,836
Univ. of Pittsburgh PA Rev.                                           6.25%         6/1/2012(1)    1,490      1,525
Upper Darby PA School Dist. GO                                        5.00%         5/1/2019(2)    5,970      6,001
Warwick PA School Dist. GO                                           5.375%        2/15/2015(3)    2,435      2,588
Warwick PA School Dist. GO                                           5.375%        2/15/2016(3)    2,570      2,714
Washington County PA Hosp. Auth. Rev. (Shadyside Hosp.)              5.875%12/15/2002(2)(Prere)   22,000     22,933
Washington County PA Hosp. Auth. Rev. (Washington Hosp.)             5.125%         7/1/2011(2)    1,840      1,930
Washington County PA Hosp. Auth. Rev. (Washington Hosp.)             5.125%         7/1/2012(2)    1,935      2,043
Washington County PA Hosp. Auth. Rev. (Washington Hosp.)              5.25%         7/1/2010(2)    1,750      1,856
Washington County PA Hosp. Auth. Rev. (Washington Hosp.)              5.25%         7/1/2013(2)    2,035      2,165
Washington County PA Hosp. Auth. Rev. (Washington Hosp.)             5.375%         7/1/2014(2)    1,640      1,757
Washington County PA Hosp. Auth. Rev. (Washington Hosp.)             5.375%         7/1/2015(2)    2,250      2,399
Washington County PA Hosp. Auth. Rev. (Washington Hosp.)              5.50%         7/1/2016(2)    2,375      2,566
West Allegheny PA School Dist. GO                                     6.25% 8/1/2002(2)(Prere.)    6,155      6,196
West Cornwall Township PA Muni. Auth. College Rev.
  (Elizabethtown College)                                             6.00%          12/15/2022    2,650      2,652
West Cornwall Township PA Muni. Auth. College Rev.
  (Elizabethtown College)                                             6.00%          12/15/2027    2,000      1,987
West Jefferson Hills PA School Dist. GO                               5.20%         8/1/2017(4)    1,955      2,021
West Jefferson Hills PA School Dist. GO                               5.20%         8/1/2018(4)    2,060      2,115
West Jefferson Hills PA School Dist. GO                               5.90% 8/1/2002(3)(Prere.)    3,160      3,183
West Jefferson Hills PA School Dist. GO                               5.95% 8/1/2002(3)(Prere.)    7,180      7,233
West Mifflin PA School Dist. GO                                      5.625%8/15/2005(3)(Prere.)    7,000      7,607
West Shore PA Area Hosp. Auth. (Holy Spirit Hosp. Project)            6.25%            1/1/2032    3,000      3,002
Westmoreland County PA Muni. Auth. Rev.                              6.125%    7/1/2017(1)(ETM)    8,205      9,411
Westmoreland County PA Muni. Auth. Service Water Rev.                 0.00%        8/15/2015(3)    5,000      2,588
Westmoreland County PA Muni. Auth. Service Water Rev.                 0.00%        8/15/2023(1)    5,000      1,545

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                                    MATURITY      AMOUNT     VALUE*
                                                                     COUPON             DATE       (000)      (000)
-------------------------------------------------------------------------------------------------------------------
Westmoreland County PA Muni. Auth. Service Water Rev.                 0.00%     8/15/2024(3)       4,000     1,163
York County PA Hosp. Auth. Rev. (York Hosp.)                          5.25%      7/1/2017(2)       3,500     3,558
York County PA Hosp. Auth. Rev. (York Hosp.)                          5.25%      7/1/2023(2)       8,675     8,675
York County PA IDA (PSEG Power)                                       5.50%         9/1/2020       3,500     3,357
York County PA Solid Waste & Refuse Auth. Rev.                        5.50%     12/1/2013(3)       6,750     7,434
York County PA Solid Waste & Refuse Auth. Rev.                        5.50%     12/1/2014(3)       4,050     4,450
OUTSIDE PENNSYLVANIA:
Puerto Rico GO                                                        5.50%     7/1/2017(10)      10,000    10,937
Puerto Rico GO                                                        5.50%         7/1/2018      10,000    10,731
Puerto Rico Govt. Dev. Bank VRDO                                      1.00%      6/5/2002(1)         700       700
Puerto Rico Highway & Transp. Auth. Rev. VRDO                         1.30%      6/5/2002(2)         600       600
-------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $2,207,388)                                                                                      2,317,302
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
-------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                        40,082
Liabilities                                                                                                (22,424)
                                                                                                        -----------
                                                                                                            17,658
                                                                                                        -----------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                       $2,334,960
===================================================================================================================

*See Note A in Notes to Financial Statements.
*Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2002.
For key to abbreviations and other references, see page 28.

--------------------------------------------------------------------------------
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                       $2,222,058
Undistributed Net Investment Income --
Accumulated Net Realized Gains                                             2,988
Unrealized Appreciation--Note F                                          109,914
--------------------------------------------------------------------------------
NET ASSETS $2,334,960
================================================================================

Investor Shares--Net Assets
Applicable to 136,875,798 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                       $1,553,811
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $11.35
================================================================================

Admiral Shares--Net Assets
Applicable to 68,811,623 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                         $781,149
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $11.35
================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

SCHEDULED PRINCIPAL AND INTEREST PAYMENTS ARE GUARANTEED BY:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XLCA (XL Capital Assurance Inc.)
The insurance does not guarantee the market value of the municipal bonds.

LOC---Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------
                                       PENNSYLVANIA                 PENNSYLVANIA
                                         TAX-EXEMPT                    LONG-TERM
                                  MONEY MARKET FUND              TAX-EXEMPT FUND
                                  ----------------------------------------------
                                             SIX MONTHS ENDED MAY 31, 2002
                                  ----------------------------------------------
                                              (000)                        (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                 $18,284                      $58,133
--------------------------------------------------------------------------------
    Total Income                            18,284                       58,133
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services               131                          122
    Management and Administrative
      Investor Shares                        1,509                        1,116
      Admiral Shares*                            --                         331
    Marketing and Distribution
      Investor Shares                          263                          123
      Admiral Shares*                            --                          41
  Custodian Fees                                 4                           12
  Auditing Fees                                  4                            6
  Shareholders' Reports
    Investor Shares                             15                           12
    Admiral Shares*                              --                           4
  Trustees' Fees and Expenses                    1                            1
--------------------------------------------------------------------------------
    Total Expenses                           1,927                        1,768
    Expenses Paid Indirectly--Note C             --                        (131)
--------------------------------------------------------------------------------
    Net Expenses                             1,927                        1,637
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                       16,357                       56,496
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                    72                        7,931
  Futures Contracts                              --                        (687)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                        72                        7,244
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                          --                        (181)
  Futures Contracts                              --                         219
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) --                          38
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                $16,429                      $63,778
--------------------------------------------------------------------------------
*The Tax-Exempt Money Market Fund does not offer Admiral Shares.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                               PENNSYLVANIA                    PENNSYLVANIA
                                TAX-EXEMPT                       LONG-TERM
                             MONEY MARKET FUND                TAX-EXEMPT FUND
                           ---------------------          ----------------------
                           SIX MONTHS          YEAR    SIX MONTHS           YEAR
                                ENDED         ENDED         ENDED          ENDED
                         MAY 31, 2002 NOV. 30, 2001  MAY 31, 2002  NOV. 30, 2001
                                (000)         (000)         (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income     $ 16,357      $ 64,558      $ 56,496      $ 107,698
  Realized Net Gain (Loss)        72          (277)        7,244          7,597
  Change in Unrealized
    Appreciation (Depreciation)    --            --           38         58,338
--------------------------------------------------------------------------------
    Net Increase (Decrease)
      in Net Assets Resulting
      from Operations         16,429        64,281        63,778        173,633
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares          (16,357)      (64,558)      (37,946)       (92,964)
    Admiral Shares*                --            --      (18,550)       (14,734)
  Realized Capital Gain**
    Investor Shares                --            --       (5,324)             --
    Admiral Shares*                --            --       (2,538)             --
--------------------------------------------------------------------------------
    Total Distributions      (16,357)      (64,558)      (64,358)      (107,698)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--
  NOTE G
  Investor Shares            (59,146)      300,242        11,300       (441,232)
  Admiral Shares*                  --            --       52,199        724,847
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share
        Transactions         (59,146)      300,242        63,499        283,615
--------------------------------------------------------------------------------
Total Increase (Decrease)    (59,074)      299,965        62,919        349,550
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period      2,427,368     2,127,403     2,272,041      1,922,491
--------------------------------------------------------------------------------
End of Period             $2,368,294    $2,427,368    $2,334,960     $2,272,041
================================================================================
*The Tax-Exempt Money Market Fund does not offer Admiral Shares.
**Includes fiscal 2002 short-term gain distributions totaling $1,473,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                                                       YEAR ENDED NOVEMBER 30,
THROUGHOUT EACH PERIOD                       SIX MONTHS ENDED    --------------------------------------------------
                                                 MAY 31, 2002       2001         2000      1999      1998      1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $1.00      $1.00        $1.00     $1.00     $1.00     $1.00
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .007       .028         .038      .030      .033      .034
  Net Realized and Unrealized Gain
    (Loss) on Investments                                  --         --           --        --        --        --
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    .007       .028         .038      .030      .033      .034
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.007)     (.028)       (.038)    (.030)    (.033)    (.034)
  Distributions from Realized Capital Gains                --         --           --        --        --        --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (.007)     (.028)       (.038)    (.030)    (.033)    (.034)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $1.00      $1.00        $1.00     $1.00     $1.00     $1.00
===================================================================================================================

TOTAL RETURN                                            0.68%      2.89%        3.91%     3.06%     3.33%     3.49%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $2,368     $2,427       $2,127    $1,963    $1,869    $1,598
  Ratio of Total Expenses to
    Average Net Assets                                 0.16%*      0.18%        0.18%     0.19%     0.20%     0.20%
  Ratio of Net Investment Income to
    Average Net Assets                                 1.36%*      2.82%        3.83%     3.01%     3.27%     3.42%
===================================================================================================================
*Annualized.

PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                                                       YEAR ENDED NOVEMBER 30,
THROUGHOUT EACH PERIOD                       SIX MONTHS ENDED    --------------------------------------------------
                                                 MAY 31, 2002       2001         2000      1999      1998      1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $11.36     $10.98       $10.65    $11.51    $11.27    $11.26
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .279       .570         .584      .578      .597      .598
  Net Realized and Unrealized Gain (Loss)
    on Investments                                      .030       .380         .330     (.768)     .240      .074
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    .309       .950         .914     (.190)     .837      .672
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.279)     (.570)       (.584)    (.578)    (.597)    (.598)
  Distributions from Realized Capital Gains            (.040)         --           --    (.092)        --    (.064)
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                                (.319)     (.570)       (.584)    (.670)    (.597)    (.662)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $11.35     $11.36       $10.98    $10.65    $11.51    $11.27
===================================================================================================================

TOTAL RETURN                                            2.77%      8.79%        8.86%    -1.74%     7.60%     6.21%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $1,554     $1,543       $1,922    $1,870    $1,944    $1,746
  Ratio of Total Expenses to
    Average Net Assets                                 0.17%*      0.20%        0.19%     0.19%     0.20%     0.18%
  Ratio of Net Investment Income to
    Average Net Assets                                 4.96%*      5.04%        5.45%     5.20%     5.23%     5.37%
  Portfolio Turnover Rate                                18%*        13%          11%       13%       19%        9%
===================================================================================================================
*Annualized.

PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED     MAY 14* TO
                                                          MAY 31,       NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               2002           2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.36         $11.18
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .282           .312
  Net Realized and Unrealized Gain (Loss)
    on Investments                                          .030           .180
--------------------------------------------------------------------------------
    Total from Investment Operations                        .312           .492
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.282)         (.312)
  Distributions from Realized Capital Gains                (.040)             --
--------------------------------------------------------------------------------
    Total Distributions                                    (.322)         (.312)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.35         $11.36
================================================================================

TOTAL RETURN                                                2.79%          4.43%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $781           $729
  Ratio of Total Expenses to Average Net Assets           0.12%**        0.15%**
  Ratio of Net Investment Income to Average Net Assets    5.01%**        4.98%**
  Portfolio Turnover Rate                                   18%**            13%
================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Pennsylvania Tax-Exempt Funds comprise the Pennsylvania Tax-Exempt Money Market Fund and Pennsylvania Long-Term Tax-Exempt Fund (formerly known as Pennsylvania Insured Long-Term Tax-Exempt Fund), each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

     The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.


B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                               CAPTIAL CONTRIBUTED   PERCENTAGE       PERCENTAGE
                                       TO VANGUARD      OF FUND    OF VANGUARD'S
PENNSYLVANIA TAX-EXEMPT FUND                 (000)   NET ASSETS   CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                                  $425        0.02%            0.42%
Long-Term                                      419        0.02             0.42
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

     C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2002, these arrangements reduced the Long-Term Tax-Exempt Fund's management and administrative expenses by $124,000 and custodian fees by $7,000. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

     D. During the six months ended May 31, 2002, the Long-Term Tax-Exempt Fund purchased $197,372,000 of investment securities and sold $225,729,000 of investment securities, other than temporary cash investments.

     E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Long-Term Tax-Exempt Fund had realized losses totaling $4,409,000 through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

     F. At May 31, 2002, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $105,505,000, consisting of unrealized gains of $107,696,000 on securities that had risen in value since their purchase and $2,191,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

G. Capital share transactions for each class of shares were:
--------------------------------------------------------------------------------
                                         SIX MONTHS ENDED             YEAR ENDED
                                             MAY 31, 2002          NOV. 30, 2001
                                         ----------------   --------------------
                                       AMOUNT      SHARES    AMOUNT       SHARES
PENNSYLVANIA TAX-EXEMPT FUND            (000)       (000)     (000)        (000)
--------------------------------------------------------------------------------
MONEY MARKET
  Issued                          $1,156,382   1,156,382 $2,364,019   2,364,019
  Issued in Lieu of
    Cash Distributions                15,261      15,261     60,568      60,568
  Redeemed                        (1,230,789) (1,230,789)(2,124,345) (2,124,345)
                                  ----------------------------------------------
    Net Increase (Decrease)          (59,146)    (59,146)   300,242     300,242
--------------------------------------------------------------------------------
LONG-TERM
Investor Shares
  Issued                           $ 157,086      13,925  $ 420,131      37,085
  Issued in Lieu of
    Cash Distributions                31,164       2,766     63,050       5,572
  Redeemed                          (176,950)    (15,707)  (924,413)    (81,844)
                                  ----------------------------------------------
    Net Increase (Decrease)
      --Investor Shares               11,300         984   (441,232)    (39,187)
                                  ----------------------------------------------
Admiral Shares
  Issued                             120,189      10,664    748,288      66,219
  Issued in Lieu of
    Cash Distributions                14,661       1,301     10,019         877
  Redeemed                           (82,651)     (7,328)   (33,460)     (2,922)
                                  ----------------------------------------------
Net Increase (Decrease)
      --Admiral Shares                52,199       4,637    724,847      64,174
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting) University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[PICTURE OF A SHIP]
THE VANGUARD(R) LOGO
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
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1-800-523-1036

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(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q772 072002